UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 26, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC)

                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-41                74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC pursuant to the terms of the Trust Agreement, dated as of February 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

   On November 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-3AC
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

Date: November 29, 2004           By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-3AC

                        Statement To Certificateholders
                                 November 26, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        598,773,000.00    509,042,894.75    16,569,739.88  2,095,559.92   18,665,299.80     0.00        0.00    492,473,154.87
A2        200,000,000.00    170,028,673.56     5,534,564.81    697,117.56    6,231,682.37     0.00        0.00    164,494,108.75
A3         12,000,000.00     10,201,720.42       332,073.89     41,827.05      373,900.94     0.00        0.00      9,869,646.53
B1         28,032,000.00     27,950,552.19        10,360.78    114,941.30      125,302.08     0.00        0.00     27,940,191.41
B2          8,193,000.00      8,169,194.99         3,028.18     33,594.25       36,622.43     0.00        0.00      8,166,166.81
B3          4,743,000.00      4,729,219.08         1,753.04     19,448.01       21,201.05     0.00        0.00      4,727,466.04
B4          4,743,000.00      4,729,219.08         1,753.04     19,448.01       21,201.05     0.00        0.00      4,727,466.04
B5          3,450,000.00      3,439,975.93         1,275.14     14,146.24       15,421.38     0.00        0.00      3,438,700.79
B6          2,590,851.00      2,583,323.20           957.59     10,623.42       11,581.01     0.00        0.00      2,582,365.61
R                 100.00              0.00             0.00          0.00            0.00     0.00        0.00              0.00
P                   0.00              0.00             0.00     42,808.87       42,808.87     0.00        0.00              0.00
TOTALS    862,524,951.00    740,874,773.20    22,455,506.35  3,089,514.63   25,545,020.98     0.00        0.00    718,419,266.85

AX         17,088,485.00     11,289,796.09             0.00     46,382.25       46,382.25     0.00        0.00     10,678,580.76
PAX         7,562,882.00      5,541,285.24             0.00     22,765.45       22,765.45     0.00        0.00      5,192,880.71
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1       86359BKA8    850.14336777     27.67282406        3.49975687     31.17258093     822.47054371      A1           4.940000 %
A2       86359BKB6    850.14336780     27.67282405        3.48558780     31.15841185     822.47054375      A2           4.920000 %
A3       86359BKC4    850.14336833     27.67282417        3.48558750     31.15841167     822.47054417      A3           4.920000 %
B1       86359BKF7    997.09447025      0.36960545        4.10036030      4.46996575     996.72486480      B1           4.934770 %
B2       86359BKG5    997.09446967      0.36960576        4.10036006      4.46996582     996.72486391      B2           4.934770 %
B3       86359BKH3    997.09447185      0.36960573        4.10036053      4.46996627     996.72486612      B3           4.934770 %
B4       86359BKK6    997.09447185      0.36960573        4.10036053      4.46996627     996.72486612      B4           4.934770 %
B5       86359BKL4    997.09447246      0.36960580        4.10035942      4.46996522     996.72486667      B5           4.934770 %
B6       86359BKM2    997.09446819      0.36960443        4.10035930      4.46996373     996.72486376      B6           4.934770 %
R        86359BKJ9      0.00000000      0.00000000        0.00000000      0.00000000       0.00000000      R            4.934770 %
TOTALS                858.96039569     26.03461653        3.58194233     29.61655886     832.92577915

AX       86359BKD2    660.66688124      0.00000000        2.71424003      2.71424003     624.89920903      AX           4.930000 %
PAX      86359BKE0    732.69492239      0.00000000        3.01015539      3.01015539     686.62722888      PAX          4.930000 %
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl.
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com
               -------------------------------------------------


                              COLLATERAL GROUP ONE
Weighted Average Coupon Rate                                                                                    5.302770 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                                         5.046770 %
Ending Weighted Average Net Rate (Pass Through Rate)                                                            0.000000 %
Beginning Loan Count                                                                                                 3,625
Ending Loan Count                                                                                                    3,521
Beginning Scheduled Balance                                                                                 740,874,773.64
Ending Scheduled Balance                                                                                    718,419,267.30
Scheduled Principal                                                                                             274,629.20
Unscheduled Principal                                                                                        22,180,877.14
Net Liquidation Proceeds                                                                                              0.00
Insurance Proceeds                                                                                                    0.00
Advances                                                                                                              0.00
Scheduled Interest                                                                                            3,273,907.38
Servicing Fee                                                                                                   154,348.92
Master Servicing Fee                                                                                                  0.00
Trustee Fee                                                                                                       3,704.37
Net Interest                                                                                                  3,115,854.09
Realized Loss Amount                                                                                                  0.00
Cumulative Realized Loss                                                                                              0.00
Cumulative Loss as a Percentage of Original Collateral                                                          0.000000 %
Bankruptcy Loss                                                                                                       0.00
Fraud Loss                                                                                                            0.00
Special Hazard Loss                                                                                                   0.00
Prepayment Penalties                                                                                             42,808.87
Relief Act Interest Shortfall                                                                                         0.00
Prepayment Interest Shortfall                                                                                         0.00

                         COLLATERAL AX and PAX Reporting
Beginning Adjusted Net Wac                                                                                          4.93 %
Ending Adjusted Net Wac                                                                                             4.93 %

AX Loans Beginning Balance                                                                                  482,121,438.25
AX Loans Ending Balance                                                                                     465,633,127.44
AX Loans Beginning Net Wac                                                                                      5.050216 %
AX Loans Ending Net Wac                                                                                         5.047832 %

PAX Loans Beginning Balance                                                                                 258,753,335.39
PAX Loans Ending Balance                                                                                    252,786,139.86
PAX Loans Beginning Net Wac                                                                                     5.040348 %
PAX Loans Ending Net Wac                                                                                        5.036045 %

Sec. 4.03(ix)                           Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                         Group 1
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                        23             4,229,306.47                  0.59 %
                                        2 Month                         5               915,532.86                  0.13 %
                                        3 Month                         0                     0.00                  0.00 %
                                         Total                         28             5,144,839.33                  0.72 %
                                         Group Totals
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                        23             4,229,306.47                  0.59 %
                                        2 Month                         5               915,532.86                  0.13 %
                                        3 Month                         0                     0.00                  0.00 %
                                         Total                         28             5,144,839.33                  0.72 %

                                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                   2              330,441.38                  0.05 %
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   2              330,441.38                  0.05 %

Sec. 4.03(x)                            Number and Aggregate Principal Amounts of REO Loans

                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %
Fraud Loss Limit                                                                                                    17,250,499.00
Bankruptcy Loss Limit                                                                                                  286,588.00
Special Hazard Loss Limit                                                                                            8,625,250.00

Sec. 4.03(xii)                          AGGREGATE OUTSTANDING INTEREST SHORTFALLS

Class A1 Shortfall                                                                                                           0.00
Class A2 Shortfall                                                                                                           0.00
Class A3 Shortfall                                                                                                           0.00
Class AX Shortfall                                                                                                           0.00
Class PAX Shortfall                                                                                                          0.00
Class B1 Shortfall                                                                                                           0.00
Class B2 Shortfall                                                                                                           0.00
Class B3 Shortfall                                                                                                           0.00
Class B4 Shortfall                                                                                                           0.00
Class B5 Shortfall                                                                                                           0.00
Class B6 Shortfall                                                                                                           0.00
Class R Shortfall                                                                                                            0.00

                                        Relief Act Shortfalls

Class A1 Relief Act Shortfall                                                                                                0.00
Class A2 Relief Act Shortfall                                                                                                0.00
Class A3 Relief Act Shortfall                                                                                                0.00
Class AX Relief Act Shortfall                                                                                                0.00
Class PAX Relief Act Shortfall                                                                                               0.00
Class B1 Relief Act Shortfall                                                                                                0.00
Class B2 Relief Act Shortfall                                                                                                0.00
Class B3 Relief Act Shortfall                                                                                                0.00
Class B4 Relief Act Shortfall                                                                                                0.00
Class B5 Relief Act Shortfall                                                                                                0.00
Class B6 Relief Act Shortfall                                                                                                0.00
Class R Relief Act Shortfall                                                                                                 0.00
Total Relief Act                                                                                                             0.00


                                        Prepayment Interest Shortfalls

Class A1 PPIS  Shortfall                                                                                                     0.00
Class A2 PPIS  Shortfall                                                                                                     0.00
Class A3 PPIS  Shortfall                                                                                                     0.00
Class AX PPIS  Shortfall                                                                                                     0.00
Class PAX PPIS  Shortfall                                                                                                    0.00
Class B1 PPIS  Shortfall                                                                                                     0.00
Class B2 PPIS  Shortfall                                                                                                     0.00
Class B3 PPIS  Shortfall                                                                                                     0.00
Class B4 PPIS  Shortfall                                                                                                     0.00
Class B5 PPIS  Shortfall                                                                                                     0.00
Class B6 PPIS  Shortfall                                                                                                     0.00
Class R PPIS  Shortfall                                                                                                      0.00

Total PPIS                                                                                                                   0.00

Class A1 Basis Risk Shortfall                                                                                                0.00
Class A2 Basis Risk Shortfall                                                                                                0.00
Class A3 Basis Risk Shortfall                                                                                                0.00
Class R Basis Risk Shortfall                                                                                                 0.00
Class B1 Basis Risk Shortfall                                                                                                0.00
Class B2 Basis Risk Shortfall                                                                                                0.00
Class B3 Basis Risk Shortfall                                                                                                0.00
Class B4 Basis Risk Shortfall                                                                                                0.00
Class B5 Basis Risk Shortfall                                                                                                0.00
Class B6 Basis Risk Shortfall                                                                                                0.00

                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.